Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation of our report dated February 28, 2003, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.


/s/ Reznick Fedder & Silverman, P.C.

Bethesda, Maryland
April 15, 2003